Exhibit 32.2


                           ENNIS, INC.
               CERTIFICATE PURSUANT TO SECTION 906
                  OF SARBANES-OXLEY ACT OF 2002
                      CERTIFICATION OF CFO


The  undersigned, Harve Cathey, Chief Financial Officer of  Ennis
Business Forms, Inc. (the "Company"), DOES HEREBY CERTIFY that:

  (1) The Company's Annual Report on Form 10-K for the year ended February 28, 2005 (the "Report") fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

  (2) Information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

IN WITNESS WHEREOF, the undersigned has caused this instrument to be executed this 16th day of May, 2005.


/s/ Harve Cathey

Harve Cathey
Chief Financial Officer
May 16, 2005













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